[GRAPHIC OMITTED]

                                  Smith Barney
                   ------------------------------------------
                        Intermediate Municipal Fund, Inc.

                                                               Annual Report
                                                               December 31, 1999

Smith Barney
Intermediate Municipal
Fund, Inc.

                                        [PHOTO OMITTED]          [PHOTO OMITTED]

                                        Heath B. McLendon        Peter M. Coffey
                                        Chairman                 Vice President

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Intermediate Municipal Fund, Inc. ("Fund") for the period ended December 31, 1999. We hope you find this report to be useful and informative. During the past year, the Fund distributed income dividends totaling $0.53 per share. The table below shows the annualized distribution rates based on the Fund's net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price.(1)

               Price               Annualized           Twelve-Month
             Per Share         Distribution Rate(2)     Total Returns
          ---------------      -------------------      -------------
          $ 9.89 (NAV)                5.34%                 (1.39)%
          $ 8.375 (AMEX)              6.30%                (17.10)%

The Fund had a total return based on NAV of a negative 1.39% for the twelve months ended December 31, 1999, versus the average total return of a negative 2.32% for closed-end municipal bond funds based on NAV for the same period, according to Lipper, Inc. (Lipper is a major fund tracking organization.)

----------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund, plus all other assets. This result (net assets) is divided by the total number of shares outstanding. The NAV fluctuates with changes in the market price of the securities in which the Fund has invested. However, the price at which the investor buys or sells shares of the Fund is its market price as determined by supply and demand.

2 Total returns are based on changes in NAV or the market value and assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Funds's current monthly income dividend rate, annualized, and then divided by the the NAV or the market value noted in the report. This annualized distribution rate assumes a current monthly income dividend rate of 0.044 for twelve months. This rate is as of January 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your fund investment. Past performance is not indicative of future results.


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Smith Barney Intermediate Municipal Fund, Inc.                                 1

Special Shareholder Notice

The weakness in the price of bonds and closed-end bond funds over the past year is of particular concern to shareholders and management alike of the Smith Barney Intermediate Municipal Fund, Inc. Even as the Fund continued to provide investors with a consistent monthly income, the market price suffered considerably. This resulted, in our opinion, from a combination of several factors. During this period, the prices of bonds moved lower as interest rates rose amid concern over potential Federal Reserve Board ("Fed") action to slow the nation's surprisingly robust economic growth. In addition, the excitement surrounding the returns being generated in some sectors of the stock market drew investor interest and money away from fixed income securities. Finally, heavy tax-loss selling that began in the second half of the year and accelerated in the final months of 1999 led to a significant decline in the market price of the Fund.

The Fund's Board of Directors, concerned about this price weakness and its impact on investors, is taking steps to improve the stock price. Subsequent to the close of the Fund's reporting period, the Board of Directors approved a plan for which the Fund began to repurchase its common stock shares on Tuesday, January 4, 2000. These shares are purchased on the American Stock Exchange at market prices and then retired. Over time, a share repurchase program will reduce the number of shares outstanding and may increase both stock price and the net asset value per share of the Fund. As of January 31, 2000, the Fund repurchased 73,500 number of shares totalling $631,526 at an average price of $8.572 per share. At the same time, as you will read later in this letter, we continue to seek to provide investors with a strong and consistent income stream earned from portfolio operations.

Investment Strategy

The Intermediate Municipal Fund seeks as high a level of current income exempt from regular Federal income tax as is consistent with prudent investing. (Please note that a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").) In line with this objective, the Fund follows an investment strategy that emphasizes high quality, high coupon issues. The Fund pursues this objective by investing in a diversified portfolio of municipal securities which we believe do not involve undue risk to income or principal.

In accordance with the Fund's investment policy, the Fund's portfolio is primarily invested in intermediate-term municipal bonds. At least 80% of its total assets must be invested in municipal bonds that have remaining maturities of less than 15 years. Investing in intermediate-term municipal bonds enables the Fund's portfolio to potentially benefit from higher yields with only slightly higher price volatility than short-term municipal securities.

During the period, we maintained an average weighted maturity of 9.76 years. As of December 31, 1999, 94.1% of the Fund's holdings were rated investment


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders
grade(3) and 45.3% of the Fund's investments were rated triple-A. As of December 31, 1999, a major portion of the Fund's assets were allocated among the following types of municipal bonds: education bonds (19.7%), hospital bonds (11.4%) and escrowed to maturity bonds (10.8%).

Municipal Bond Market Update

A robust U.S. economy and three Fed interest-rate hikes negatively affected many bond investors in 1999, the worst year for bond investing since 1994. Last year was especially challenging for U.S. Treasury securities, which suffered their worst decline in total return on record. This poor performance of U.S. Treasuries reflects the reversal of the "flight to quality" that developed during the global financial turmoil at the end of 1998. The best performing sector of the bond market in 1999 was municipal securities.

In our view, bond yields are high enough to adequately reflect the risk of slightly higher inflation. Indeed, we think that bond yields may be near their peak.

U.S. Treasuries have remained in a narrow trading range just above 6%, while select long-term municipal bonds are yielding approximately 95% to 100% of long-term U.S. Treasury bonds. Under typical market conditions, municipal bonds yield roughly 85% of similar-maturity U.S. Treasury bonds.

Presently, the U.S economy appears to be battling opposing forces. On the one hand, inflation appears to be well contained. On the other hand, most economic observers--including most Fed officials--want the economy to slow from its current 4% annual growth rate in order to forestall a possible rebound in inflation. We believe that a modest amount of additional restraint could put the U.S. economy on a path toward sustainable, noninflationary growth.

In our view, performance in bond markets has been a direct result of Fed monetary policy actions. While presumably aimed at stock market exuberance, it is the bond market that has taken the brunt of any correction on fears of further Fed interest rate increases. We believe the current lack of inflationary evidence defies a historically tight labor market and reinforces the influence of technology and the power of global pricing constraints.

Municipal Bond Market Outlook

A few weeks into 2000, we think that the worst may be over. Many bond experts expect that yields on 30-year U.S. Treasuries may trade between 6% and 6.7% over the next 12 months. These yields can provide investors with a comfortable cushion against declines in the bonds' prices.

Inflation is what really drives bond market returns. Concerns persist over the acceleration in inflation in the Consumer Price Index ("CPI"), which climbed in

----------
3 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Services, Inc, or AAA, AA, A and BBB by Standard and Poor's Rating Service, or have an equivalent rating by any nationally recognized statistical rating organization as determined by the manager to be of equivalent quality.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                 3

1999 as oil prices doubled. The bond market is likely to remain unsettled until worries about future Fed monetary tightenings and the rapid pace of economic growth subside. It is a possibility that the Fed may raise rates again in the first half of the year.(4) Nevertheless, we doubt that yields will rise much above recent levels, and we tend to use periods of market weakness to add to our positions.

We are still confident that municipal bonds will continue to do well on a relative basis in 2000. The new issue calendar seems quite manageable and the artificial pressures created by tax swapping have abated to a significant degree.

Our outlook for new issue volume is for a continuation of a steady supply for 2000, likely remaining in 1999's $225.9 billion range. We also expect new money financings to increase as a result of rebounds in transportation issues and education financing.

Given the higher yields and tighter conditions that already prevail in many sectors of the bond market, the Fed's recent actions may be sufficient to slow the economy without triggering higher inflation. We believe that the good news is that the economy's "soft landing" is likely to be at a higher annual growth rate than was previously thought possible due to the possible emergence of a new economy where technological advances can spur growth without inflationary pressures.

In our opinion, the recent rise in interest rates has created several buying opportunities. We believe that we can maintain a competitive level of tax-exempt income consistent with prudent investing and careful assessment of credit quality. Yields on municipal securities have risen quite substantially and the long end of the yield curve continues to favor municipal bonds.

Thank you for investing in the Smith Barney Intermediate Municipal Fund, Inc. We look forward to continuing to help you pursue your financial goals in the years ahead.

Sincerely,


/s/ Heath B. McLendon                        /s/ Peter M. Coffey

Heath B. McLendon                            Peter M. Coffey
Chairman                                     Vice President

January 18, 2000

----------
4 On Wednesday, February 2, 2000 after this letter was written the Fed raised interest rates by 0.25% to 5.75%.


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. The Fund's complete Plan begins on page 26. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent") formerly known as First Data Investor Services Inc., will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

The descriptions herein are based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan agent and for the purpose of standardizing the terms among all closed-end mutual funds managed by SSBC Fund Management Inc.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                 5

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT   RATING(a)                SECURITY                            VALUE
================================================================================
Education-- 19.7%
$1,200,000  AAA    Alta Loma CA, School District, FGIC-Insured,
                       zero coupon due 8/1/19                        $   363,000
 1,700,000  Aa2*   Arizona Education Loan Marketing Corp.,
                       7.000% due 3/1/02 (b)                           1,765,865
 1,805,000  AAA    Bastrop, TX ISD, PSFG, zero coupon due 2/15/18        597,906
 2,500,000  AAA    Chicago, IL Board of Education, Capital
                       Appreciation, Chicago School Reform, Series
                       A, AMBAC-Insured, zero coupon due 12/1/16         890,625
 1,000,000  AAA    El Paso County, CO School District 49 Falcon,
                       Series A, FSA-Insured, 5.500% due 12/1/13         991,250
 1,000,000  AAA    Franklin, TN Special School District, Capital
                       Appreciation, FSA-Insured, zero coupon due
                       6/1/19                                            305,000
   400,000  Aaa*   Joshua, TX Independent School Board, Capital
                       Appreciation, Series C, PSFG, zero coupon
                       due 2/15/12                                       202,000
   255,000  AAA    Massachusetts Education Loan Authority Issue E,
                       Series A, AMBAC-Insured, 6.850% due 1/1/04 (b)    265,519
 2,820,000  AAA    McKeesport, PA Area School District, Capital
                       Appreciation, Series C, AMBAC-Insured, zero
                      coupon, due 10/1/19                                842,475
 1,000,000  AAA    Metropolitan Government Nashville & Davidson,
                       TN Health & Education Facilities Board
                       Revenue, Meharry Medical College, AMBAC-
                       Insured, 6.000% due 12/1/19                     1,005,000
   510,000  A*     Montana Higher Education Student Assistance
                       Corp., Student Loan Revenue, 7.050% due
                       6/1/04, Sinking Fund Average Life 3/1/03 (b)      523,388
 1,000,000  Aaa*   Nebraska, Income Revenue, Junior Subordinate,
                       Series A-6, MBIA-Insured, 6.450% due 6/1/18,
                       Sinking Fund Average Life 8/8/17 (b)              996,250
   500,000  A3*    New England Education Loan Marketing Corp.,
                       Massachusetts Refunding Student Loan
                       Revenue, 6.900% due 11/1/09 (b)                   546,875
 1,870,000  A*     New Mexico Educational Assistance Foundation,
                       Student Loan Revenue, Series A-2, 5.950%
                       due 11/1/07 (b)                                 1,867,663
 2,000,000  AAA    New York State Dormitory Authority Revenue,
                       State University Educational Facilities,
                       MBIA-Insured, 6.000% due 5/15/13                2,075,000
 1,000,000  Aaa*   Northwest, TX ISD, Capital Appreciation, PSFG,
                       zero coupon due 8/15/13                           448,750
 1,500,000  AAA    University of Alabama Birmingham, FGIC-Insured,
                       5.375% due 10/1/11                              1,490,625
   665,000  A      University of Virgin Islands, Series A,
                       ACA-Insured, 6.000% due 12/1/19                   640,894
                   Vermont State Colleges Revenue, Capital Appreciation:
   500,000  A        Zero coupon due 7/1/09                              288,750
   500,000  A        Zero coupon due 7/1/10                              270,625
   500,000  A        Zero coupon due 7/1/11                              252,500
--------------------------------------------------------------------------------
                                                                      16,629,960
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT   RATING(a)                SECURITY                            VALUE
================================================================================
Electric -- 2.4%
                   Washington Public Power Supply System Nuclear Power:
$1,000,000  Aa1*   Project 1, 7.750% due 7/1/03                      $ 1,091,250
 1,000,000  Aa1*   Series A, Project 2, 5.000%, due 7/1/12               930,000
--------------------------------------------------------------------------------
                                                                       2,021,250
--------------------------------------------------------------------------------
Escrowed to Maturity (c) -- 10.8%
   305,000  NR     Lafayette, LA Public Financing Authority,
                       Single-Family Mortgage Revenue, FHA-Insured,
                       7.200% due 4/1/10, Sinking Fund Average
                       Life 9/13/05                                      331,688
   245,000  NR     Los Angeles Hollywood, CA Presbyterian Single-
                       Family Mortgage, 9.625% due 7/1/13, Sinking
                       Fund Average Life 2/28/08                         308,700
   775,000  AAA    Metropolitan Nashville, TN Airport Authority
                       Revenue, 7.500% due 7/1/05, Sinking Fund
                       Average Life 10/14/02                             815,688
   750,000  AAA    New Haven, CT GO, Series 1992A, 9.250% due 3/1/02,
                       Sinking Fund Average Life 8/30/00                 792,188
   194,000  AAA    New Jersey State Turnpike Authority Revenue
                       Refunding, 10.375% due 1/1/03, Sinking Fund
                       Average Life 8/16/01                              212,188
 1,355,000  A-     New York, NY GO, Series D, 7.300% due 2/1/01        1,395,365
 1,855,000  A-     New York State Urban Development Corp. Revenue,
                       7.300% due 4/1/01                               1,917,606
   115,000  AAA    Ohio State Water Development Authority Revenue,
                       Armco Steel Corp., 7.875% due 11/1/00,
                       Sinking Fund Average Life 5/2/00                  116,755
 1,330,000  AAA    Ohio State Water Development Authority Safe
                       Water, Series 2, 9.375% due 12/1/10, Sinking
                       Fund Average Life 5/5/05                        1,596,000
    60,000  AAA    Salt Lake City, UT Water Conservancy Distribution
                       Revenue, Series A, MBIA-Insured, 10.875% due
                       10/1/02, Sinking Fund Average Life 5/17/01         65,175
   505,000  AAA    Sikeston, MO Electric Revenue, 6.250% due 6/1/08      527,094
   825,000  NR     Southwestern Illinios, Development Authority
                       Hospital Revenue, (Wood River Hospital
                       Project), 6.875% due 8/1/03, Sinking Fund
                       Average Life 9/19/01                              865,219
   170,000  AA     Taos County, NM Gross Receipts Tax Revenue,
                       Asset Guaranty-Insured, 6.125% due 12/1/01,
                       Sinking Fund Average Life 12/25/00                171,913
--------------------------------------------------------------------------------
                                                                       9,115,579
--------------------------------------------------------------------------------
Finance -- 0.9%
   735,000  NR     Tulsa, OK Housing Assistance Corp. Multi-Family
                       Revenue, HUD-Insured, 7.250% due 10/1/07
                       Sinking Fund Average Life 7/16/04                 764,400
--------------------------------------------------------------------------------
General Obligation -- 6.2%
                   Central Falls, RI GO, Asset Guaranty-Insured:
   610,000  AA         5.700% due 5/15/12                                612,288
 1,000,000  AA         5.875% due 5/15/15                                992,500
 1,000,000  AAA    Chicago, IL GO, AMBAC-Insured, 6.100% due 1/1/03    1,038,750
   675,000  AAA    Harris County, TX GO, Capital Appreciation,
                       MBIA-Insured, zero coupon due 8/15/12             330,750

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                 7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT   RATING(a)                SECURITY                            VALUE
================================================================================
General Obligation -- 6.2% (continued)
$1,000,000  AA     Harvey, IL GO Refunding, Asset Guaranty-Insured,
                       6.700% due 2/1/09, Sinking Fund Average
                       Life 2/26/08                                  $ 1,075,000
   145,000  A-     New York, NY GO, Series D, 7.300% due 2/1/01          149,012
 1,735,000  AAA    Palo Duro River Authority, TX Refunding, CGIC-
                       Insured, zero coupon due 8/1/09                 1,034,494
--------------------------------------------------------------------------------
                                                                       5,232,794
--------------------------------------------------------------------------------
Government Facilities -- 1.7%
 1,490,000  AAA    Chicago, IL Public Buildings Committee Building Revenue,
                       Series A, MBIA-Insured, 5.250% due 12/1/11,
                       Sinking Fund Average Life 6/6/11                1,454,613
--------------------------------------------------------------------------------
Hospital-- 11.4%
 1,290,000  Ba1*   Colorado Health Facilities Authority Revenue,
                       Rocky Mountain Adventist, 6.250% due 2/1/04,
                       Sinking Fund Average Life 10/13/01              1,235,175
 1,515,000  AA     Harris County, TX Health Facilities Development
                       Corp. Hospital Revenue, (Texas Children's
                       Hospital Project), Series A, 5.375%
                       due 10/1/11                                     1,473,338
 1,000,000  BBB+   Henderson, NV Health Care Facility Revenue,
                       (Catholic Healthcare West Project), Series A,
                       6.200%, due 7/1/09                                978,750
 1,000,000  A2*    Indiana Health Facilities Authority Hospital
                       Revenue Refunding Bonds, St. Anthony Medical
                       Center, 7.000% due 10/1/06, Sinking Fund
                       Average Life 10/17/05                           1,066,250
 1,500,000  BBB+   Maricopa County, AZ Industrial Development
                       Authority, Health Facilities Revenue,
                       (Catholic Healthcare West Project), Series A,
                       5.250% due 7/1/06                               1,426,875
 1,000,000  AAA    Maryland Health & Higher Education Facility
                    Authority Revenue, (Mercy Medical Center
                    Project), FSA-Insured, 6.500% due 7/1/13,
                    Sinking Fund Average Life 3/7/11                   1,090,000
   500,000  AAA    Orange County, FL Health Facilities Authority
                       Hospital Revenue Bonds, Adventist Health
                       Systems/Sunbelt, FSA-Insured, FLAIRS, 6.050%
                       due 11/15/07                                      514,375
 1,045,000  BBB+   Rhode Island State Health & Educational Building
                       Corp. Revenue, Roger Williams Hospital
                       Financing, 5.400% due 7/1/13, Sinking Fund
                       Average Life 1/23/12                              920,906
 1,000,000  Baa2   Tomball, TX Hospital Authority Revenue, Tomball
                       Regional Hospital, 5.750% due 7/1/14              903,750
--------------------------------------------------------------------------------
                                                                       9,609,419
--------------------------------------------------------------------------------
Housing: Multi-Family -- 10.7%
   885,000  AA     Beaumont, TX Multi-Family Housing Finance, Regency
                       Place Apartments, Asset Guaranty-Insured,
                       7.000% mandatory tender 10/1/03, Sinking
                       Fund Average Life 7/21/03                         893,284
   565,000  AAA    Charlotte, NC Mortgage Revenue Refunding, Double
                       Oaks Apartment, Series A, FHA-Insured, 7.300%
                       due 11/15/07, Sinking Fund Average Life
                       2/24/04                                           591,838

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT   RATING(a)                SECURITY                            VALUE
================================================================================
Housing: Multi-Family -- 10.7% (continued)
$  815,000  AA     Hudson County, NJ Improvement Authority, Multi-
                       Family Housing Revenue Bonds, 6.600% due
                       6/1/04, Sinking Fund Average Life
                       6/24/02 (b)                                   $   845,563
   855,000  A2*    McMinnville, TN Housing Authority Revenue
                       Refunding, First Mortgage, Beersheba Heights,
                       6.000% due 10/1/09, Sinking Fund Average
                       Life 2/2/05                                       861,413
   400,000  AAA    Missouri State Housing Development  Community
                       Mortgage Revenue, Series C, GNMA/FNMA-
                       Collateralized, 7.450% due 9/1/27, Sinking
                       Fund Average Life 12/9/22                         433,500
                   Mount Vernon, IL Elderly Housing Corp., First Lien
                       Revenue Bonds, Section 8 Assisted, Series 1979:
   160,000  Ba3*       7.875% due 4/1/01                                 159,946
   170,000  Ba3*       7.875% due 4/1/02                                 169,949
   185,000  Ba3*       7.875% due 4/1/03                                 184,538
   200,000  Ba3*       7.875% due 4/1/04                                 199,250
   215,000  Ba3*       7.875% due 4/1/05                                 214,194
   235,000  Ba3*       7.875% due 4/1/06                                 233,825
   250,000  Ba3*       7.875% due 4/1/07                                 248,750
   270,000  Ba3*       7.875% due 4/1/08                                 268,313
   480,000  AAA    Nevada Housing Division, Multi-Unit Housing,
                       (Austin Crest Project), FNMA-Collateralized,
                       5.500% due 10/1/09, Sinking Fund Average
                       Life 2/15/06                                      463,800
   720,000  AAA    San Jose, CA Multi-Family Housing, (Country
                       Brook Project), FNMA-Collateralized, 6.500%
                       mandatory tender 4/1/02, Sinking Fund Average
                       Life 10/29/00                                     737,100
   790,000  Aa*    Streamwood, IL Multi-Family Housing Revenue,
                       (Southgate Project), FHA-Insured, 6.200%
                       due 11/1/07                                       818,464
 1,000,000  AAA    Texas State Department Housing and Community
                       Affairs, Home Mortgage Revenue, Series C-2,
                       GNMA/FNMA/FHLMC-Collateralized, 5.000% due
                       7/2/24 (d)                                      1,088,750
   725,000  AAA    Washington County, OR Housing Authority, Multi-
                       Family Housing Revenue, (Terrace View
                       Project), FNMA-Collateralized, 5.500% due
                       12/1/17 (b)                                       673,344
--------------------------------------------------------------------------------
                                                                       9,085,821
--------------------------------------------------------------------------------
Housing: Single-Family -- 4.0%
   960,000  Aa3*   Massachusetts State Housing Finance Agency Housing
                       Revenue, Single-Family Housing, Series 38,
                       7.200% due 12/1/26 (b)                            980,400
   285,000  AAA    St. Louis County, MO Single-Family Mortgage Revenue,
                       MBIA-Insured, 6.750% due 4/1/10, Sinking Fund
                       Average Life 5/20/07                              285,322
 1,000,000  AA+    Virginia State Housing Development Authority
                       Commonwealth Mortgage, Series H, 6.100%
                       due 7/1/03                                      1,027,500
 1,060,000  AA     Wisconsin Housing & Education Development
                       Authority, Home Ownership Revenue, 6.350%
                       due 3/1/01                                      1,077,225
--------------------------------------------------------------------------------
                                                                       3,370,447
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                 9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT   RATING(a)                SECURITY                            VALUE
================================================================================
Industrial Development -- 2.4%
$1,000,000  A      Kanawha, WV Commercial Development Revenue, (May
                       Department Store Project), 6.500% due 6/1/03  $ 1,047,500
 1,000,000  NR     Newbern, TN  Industrial Development Ltd.
                       Obligation, Newburn Rubber Inc., 7.900% due
                       3/1/00                                          1,005,090
--------------------------------------------------------------------------------
                                                                       2,052,590
--------------------------------------------------------------------------------
Life Care -- 1.0%
   945,000  NR     Coweta County, GA Development Authority Revenue,
                   (Care-Pointe Project), Series A, 6.750% due 7/1/10    882,394
--------------------------------------------------------------------------------
Miscellaneous -- 7.6%
 1,000,000  NR     Barona Band of Mission Indians, CA, 8.250%
                       due 1/1/20                                        976,250
   670,000  AAA    Cibola County, NM Gross Receipts Tax Revenue,
                       AMBAC-Insured, 5.000%, due 11/1/16                595,463
 1,000,000  BBB-   Clarksville, TN Natural Gas Acquisition Corp.
                       Gas Revenue, Series A, 7.500% due 11/1/04,
                       Sinking Fund Average Life 9/7/04                1,024,270
 1,000,000  A      Illinois Development Finance Authority, City East
                       of St. Louis, 6.875% due 11/15/05, Sinking
                       Fund Average Life 7/26/03                       1,056,250
 1,000,000  AAA    Indiana Bond Bank Common School Fund, Series A,
                       AMBAC-Insured, 5.000% due 2/1/14                  935,000
   800,000  A      South Dakota Economic Development Finance
                       Authority, APA Optics, Series A, 6.750% due
                       4/1/16, Sinking Fund Average Life 7/7/13 (b)      833,000
 2,000,000  AAA    Southern Illinois University Revenue Capital
                       Appreciation, Housing & Auxiliary Facilities,
                       MBIA-Insured, zero coupon due 4/1/12              985,000
--------------------------------------------------------------------------------
                                                                       6,405,233
--------------------------------------------------------------------------------
Pollution Control -- 7.8%
 1,285,000  B1*    Atlantic City, NJ Utility Authority Solid Waste
                       Revenue, 7.000% due 3/1/02, Sinking Fund
                       Average Life 10/1/00                            1,276,969
 1,000,000  Aa3*   Brazos River, TX PCR, Navigation District Brazoria
                       County, 6.750% due 2/1/10                       1,096,250
 1,200,000  A3*    Erie County, PA PCR (International Paper Company
                       Project), Series A, 5.300% due 4/1/12           1,132,500
 2,000,000  AA+    Michigan Municipal Bond Authority Revenue, Clean
                       Water Revolving Fund, 5.750% due 10/1/14        2,012,500
 1,000,000  AAA    Monroe County, MI PCR, (Detroit Edison Co.
                       Project), AMBAC-Insured, 6.350% due 12/1/04 (b) 1,063,750
--------------------------------------------------------------------------------
                                                                       6,581,969
--------------------------------------------------------------------------------
Pre-Refunded (c) -- 0.4%
    70,000  AAA    Indiana University Revenue, Series 1983N, (Call
                       7/1/01 @ 100), 10.000% due 7/1/03, Sinking
                       Fund Average Life 12/22/00                         73,473
    55,000  AAA    Oklahoma State IDA, Oklahoma Health Care Corp.,
                       Series A, FGIC-Insured, (Various Call Dates),
                       9.125% due 11/1/08, Sinking Fund Average
                       Life 5/7/06                                        65,175
   210,000  AAA    Oshkosh, WI Hospital Facility Revenue, Mercy
                       Medical Center, 7.375% due 7/1/09, Sinking
                       Fund Average Life 1/22/04                         228,375
--------------------------------------------------------------------------------
                                                                         367,023

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT   RATING(a)                SECURITY                            VALUE
================================================================================
Public Facilities -- 2.8%
$1,350,000  A-     Dekalb County, IN Redevelopment Authority Revenue,
                       Mini-Mill Public Improvement, 6.250% due
                       1/15/09                                       $ 1,397,250
 1,000,000  AA-    La Crosse, WI Resource Recovery Revenue,
                       (Northern States Power Co. Project), 6.000%
                       due 11/1/21 (b)                                   983,750
--------------------------------------------------------------------------------
                                                                       2,381,000
--------------------------------------------------------------------------------
Short-Term (e) -- 0.7%
   100,000  AAA    Brazos River, TX PCR, Texas Utilities Electric
                       Co., 3.550% due 6/1/30(b)                         100,000
   500,000  AAA    Moffat County, CO PCR, (Pacificorp Projects),
                       5.000% due 5/1/13                                 500,000
--------------------------------------------------------------------------------
                                                                         600,000
--------------------------------------------------------------------------------
Transportation -- 7.4%
 2,035,000  AAA    Dallas Fort Worth, TX Regional Airport Revenue
                       Refunding, Series 1992A, FGIC-Insured, 7.750%
                       due 11/1/03                                     2,251,219
 1,920,000  BBB+   Denver, CO City and County Airport Revenue, Series
                       1990A, 8.250% due 11/15/02 (b)                  2,010,739
 1,500,000  Aa2*   New Jersey State Transportation Trust Fund
                       Authority, Transportation System, Series A,
                       5.625% due 6/15/14                              1,500,000
   500,000  A-     Pittsfield Township, MI Economic Development Corp.
                       Revenue Refunding, (Airport Association
                       Project), Unconditional Guaranty-Lincoln
                       National, 6.400% due 12/1/02                      507,500
--------------------------------------------------------------------------------
                                                                       6,269,458
--------------------------------------------------------------------------------
Utilities -- 2.1%
   730,000  AAA    Alaska Energy Authority Power Revenue, Bradley
                       Lake, FSA-Insured, 6.000% due 7/1/17              742,775
 1,080,000  AAA    Georgia Municipal Electric Authority, Project 1,
                       Series-A, MBIA-Insured, 5.250% due 1/1/15       1,024,650
--------------------------------------------------------------------------------
                                                                       1,767,425
--------------------------------------------------------------------------------
                   TOTAL INVESTMENTS-- 100%
                   (Cost-- $84,197,510**)                            $84,591,375
================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.
(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(d) Inverse floating rate security - coupon varies inversely with level of short-term tax-exempt interest rates.
(e) Variable rate obligation payable at par on demand at any time or no more than seven day notice.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 12 and 13 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                11

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A   --  Bonds rated "A" have a strong capacity to pay interest and repay principal although it is some what more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB -- Bonds rated "BB" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A   -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B   -- Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Short-Term Securities Ratings (unaudited)
--------------------------------------------------------------------------------

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

AMBAC  -- AMBAC Indemnity Corporation
CGIC   -- Capital Guaranty Insurance Company
COP    -- Certificate of Participation
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FLAIRS -- Floating Adjustable Interest Rate Securities
FNMA   -- Federal National Mortgage Association
FSA    -- Financial Security Assurance
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
IDA    -- Industrial Development Agency
IDR    -- Industrial Development Revenue
ISD    -- Independent School District
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue
PSFG   -- Permanent School Fund Guaranty
RIBS   -- Residual Interest Bonds


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                13

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (Cost-- $84,197,510)                      $84,591,375
    Receivable for securities sold                                       70,000
    Interest receivable                                               1,342,509
--------------------------------------------------------------------------------
    Total Assets                                                     86,003,884
--------------------------------------------------------------------------------
LIABILITIES:
    Payable for securities purchased                                  3,069,630
    Dividends payable                                                   110,768
    Management fees payable                                              40,464
    Payable to bank                                                      22,248
    Accrued expenses                                                     47,060
--------------------------------------------------------------------------------
    Total Liabilities                                                 3,290,170
--------------------------------------------------------------------------------
Total Net Assets                                                    $82,713,714
--------------------------------------------------------------------------------

NET ASSETS:
    Par value of capital shares                                     $     8,364
    Capital paid in excess of par value                              83,651,965
    Undistributed net investment income                                  29,616
    Accumulated net realized loss on security transactions           (1,370,096)
    Net unrealized appreciation of investments                          393,865
--------------------------------------------------------------------------------
Total Net Assets
    (Equivalent to $9.89 a share on 8,364,165 shares of $0.001
    par value outstanding; 100,000,000 shares authorized)            $82,713,714
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest                                                        $ 5,110,583
--------------------------------------------------------------------------------
EXPENSES:
    Management fees (Note 3)                                            516,522
    Shareholder communications                                           38,357
    Shareholder and system servicing fees                                37,201
    Audit and legal                                                      30,699
    Pricing service fees                                                 13,198
    Registration fees                                                     6,001
    Custody                                                               5,501
    Director's fees                                                       5,000
    Other                                                                 8,674
--------------------------------------------------------------------------------
    Total Expenses                                                      661,153
--------------------------------------------------------------------------------
Net Investment Income                                                 4,449,430
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON
INVESTMENTS (NOTE 4):
    Realized Loss From Security Transactions
    (excluding short-term securities):
      Proceeds from sales                                            45,965,087
      Cost of securities sold                                        47,333,847
--------------------------------------------------------------------------------
    Net Realized Loss                                                (1,368,760)
--------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of Investments:
      Beginning of year                                               5,042,128
      End of year                                                       393,865
--------------------------------------------------------------------------------
    Decrease in Net Unrealized Appreciation                          (4,648,263)
--------------------------------------------------------------------------------
Net Loss on Investments                                              (6,017,023)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                              $(1,567,593)
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                15

--------------------------------------------------------------------------------
Statement of Changes in Net Assets         For the Years Ended December 31, 1999
--------------------------------------------------------------------------------

                                                          1999          1998
===============================================================================
OPERATIONS:
  Net investment income                               $ 2,218,613   $ 4,534,704
OPERATIONS:
  Net investment income                               $ 4,449,430   $ 4,534,704
  Net realized gain (loss)                             (1,368,760)      398,584
  Decrease in net unrealized appreciation              (4,648,263)     (281,238)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations    (1,567,593)    4,652,050
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                (4,416,912)   (4,535,128)
  Net realized gains                                      (47,888)     (350,696)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                        (4,464,800)   (4,885,824)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net asset value of shares issued
  for reinvestment of dividends                                --       373,399
--------------------------------------------------------------------------------
  Increase in Net Assets From
  Fund Share Transactions                                      --       373,399
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                      (6,032,393)      139,625
NET ASSETS:
  Beginning of year                                    88,746,107    88,606,482
--------------------------------------------------------------------------------
  End of year*                                        $82,713,714   $88,746,107
--------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
  investment income of:                               $    29,616   $    (2,902)
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Intermediate Municipal Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date;(b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulation. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                17

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement
   and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. As compensation for its services, the Fund pays SSBC a fee calculated at the annual rate of 0.60% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

4. Investments

During the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $47,064,310
--------------------------------------------------------------------------------
Sales                                                                45,965,087
================================================================================

At December 31, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 1,667,477
Gross unrealized depreciation                                        (1,273,612)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $   393,865
================================================================================

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the con-


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

tract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 1999, there were no open futures contracts.

6. Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 1999 there were no open purchased call or put options contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                19

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

At December 31, 1999, the Fund had no open written options contracts.

7. Capital Shares

During the years ended December 31, transactions in shares of the Fund were as follows:

                                            1999                    1998
                                     ------------------      ------------------
                                     Shares      Amount      Shares      Amount
================================================================================
Shares issued on reinvestment          --          --        35,132     $373,399
================================================================================

8. Capital Loss Carryforward

At December 31, 1999 the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $1,041,500, available to offset future capital gains through December 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.


--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended December 31:

                                  1999       1998      1997     1996     1995
================================================================================
Net Asset Value, Beginning
  of Year                        $10.61     $10.64    $10.47   $10.66    $ 9.95
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income            0.53       0.55      0.57     0.58      0.58
  Net realized and unrealized
  gain (loss)                     (0.71)      0.01      0.28    (0.17)     0.73
--------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                      (0.18)      0.56      0.85     0.41      1.31
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.53)     (0.55)    (0.57)   (0.60)    (0.60)
  In excess of net investment
    income                           --         --     (0.01)      --        --
  Net realized gains              (0.01)     (0.04)    (0.10)      --        --
--------------------------------------------------------------------------------
Total Distributions               (0.54)     (0.59)    (0.68)   (0.60)    (0.60)
--------------------------------------------------------------------------------
Net Asset Value, End of Year      $9.89     $10.61    $10.64   $10.47    $10.66
--------------------------------------------------------------------------------
Total Return, Based on
  Market Value*                  (17.10)%     7.05%    13.42%    1.56%    15.93%
--------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value*                (1.39)%     5.50%     8.49%    4.13%    13.72%
--------------------------------------------------------------------------------
Net Assets,
  End of Year (millions)            $83        $89       $89      $87       $88
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                         0.77%      0.76%     0.74%    0.77%     0.72%
  Net investment income            5.17       5.10      5.42     5.56      5.63
--------------------------------------------------------------------------------
Portfolio Turnover Rate              54%        42%       58%      21%       13%
--------------------------------------------------------------------------------
Market Price, End of Year        $8.375    $10.688   $10.563   $9.938   $10.375
================================================================================

* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                21

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
of the Smith Barney Intermediate Municipal Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Intermediate Municipal Fund, Inc. as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Intermediate Municipal Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                           /s/ KPMG LLP

New York, New York
February 11, 2000


--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                     AMEX           Net Asset       Dividends      Reinvestment
Period          Closing Price*       Value*           Paid             Price
================================================================================
  1998
January            $10.94           $10.69           $0.048           $10.64
February            10.63            10.63            0.048            10.63
March               10.06            10.58            0.048            10.21
April               10.00            10.51            0.045            10.00
May                  9.81            10.61            0.045             9.93
June                10.00            10.60            0.045            10.08
July                10.19            10.58            0.045            10.13
August              10.06            10.68            0.045            10.12
September           10.38            10.75            0.045            10.40
October             10.63            10.68            0.045            10.58
November            10.50            10.66            0.045            10.65
December            10.69            10.61            0.045            10.74
December+           10.69            10.61            0.036            10.61

  1999
January              9.88            10.69            0.044            10.06
February            10.25            10.58            0.044            10.31
March               10.13            10.53            0.044            10.12
April               10.13            10.52            0.044            10.02
May                  9.88            10.40            0.044             9.86
June                 9.50            10.23            0.044             9.53
June+                9.50            10.23            0.006             9.53
July                 9.50            10.22            0.044             9.53
August               9.38            10.11            0.044             9.37
September            9.31            10.06            0.044             9.27
October              9.00             9.94            0.044             8.94
November             8.56             9.99            0.044             8.54
December             8.38             9.89            0.044             8.47
================================================================================

*     On the last business day of the month.

+     Capital gain distribution.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                23

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On April 21, 1999, the annual meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1. To vote on the election of Allan J. Bloostein and Richard E. Hanson, Jr. to serve as Directors until the year 2000 and the election of Lee Abraham, Jane F. Dasher and Donald R. Foley to serve as Directors until the year 2002; and

2. To approve or disapprove the selection of KPMG LLP as the independent auditors for the current fiscal year of the Fund.

The results of the vote on Proposal 1 were as follows:

                            Shares        Percentage       Shares     Percentage
                             Voted         of Shares        Voted      of Shares
Directors*                    For            Voted         Against       Voted
================================================================================
Allan J. Bloostein         5,981,186         98.99%        60,992        1.01%
Richard E. Hanson, Jr.     5,983,098         99.02         59,090        0.98
Lee Abraham                5,981,441         98.99         60,737        1.01
Jane F. Dasher             5,987,738         99.10         54,440        0.90
Donald R. Foley            5,985,487         99.06         56,691        0.94
================================================================================

The results of the vote on Proposal 2 were as follows:

 Shares      Percentage      Shares      Percentage                   Percentage
  Voted       of Shares       Voted       of Shares       Shares       of Shares
   For          Voted        Against        Voted       Abstaining     Abstained
================================================================================
7,746,921      92.72%         4,600         0.06%         51,058         0.61%
================================================================================

* The following Directors, representing the balance of the Board of Directors, continue to serve: Paul Hardin, Heath B. McLendon, Roderick C. Rasmussen and John P. Toolan.


--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes, the Fund hereby designates for the fiscal year ended December 31, 1999:

o 100% of the dividends paid by the Fund form net investment income as tax-exempt for regular Federal income tax purposes.

o     Total long-term capital gain distributions paid of $46,490.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                25

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by PFPC Global Fund Services ("PFPC"), formerly known as First Data Investor Services Inc., as purchasing agent under the plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

The number of shares of common stock distributed to participants in the plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to


--------------------------------------------------------------------------------
26                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of the plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the fund. No brokerage charges apply with respect to shares of common stock issued directly by the fund under the Plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The plan also may be amended or terminated by PFPC, with the fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-451-2010.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                27

--------------------------------------------------------------------------------
             Smith Barney
             Intermediate                          [GRAPHIC OMITTED]
        Municipal Fund, Inc.
--------------------------------------------------------------------------------

DIRECTORS
Lee Abraham
Alan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
Joseph H. Fleiss, Emeritus

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER
SSBC Fund Management Inc.

CUSTODIAN
PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, MA 02266-8030

This report is submitted for the general information of the shareholders of Smith Barney Intermediate Municipal Fund, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY
INTERMEDIATE
MUNICIPAL FUND, INC.
388 Greenwich Street
New York, New York 10013

FD0633  8/99